Exhibit 10.2

Execution Version

TERM LOAN GUARANTEE AND ACKNOWLEDGMENT

TERM LOAN GUARANTEE AND ACKNOWLEDGMENT dated as of November 9, 2012 (this “Guarantee”), by each of the signatories listed on the signature pages hereto as a Guarantor and each of the other entities that becomes a party hereto pursuant to Section 19 as a Guarantor, in favor of the Administrative Agent (as defined below) for the benefit of the Guaranteed Parties (as defined below).

W I T N E S S E T H:

WHEREAS, reference is made to that certain Term Loan Credit Agreement, dated as of November 9, 2012 (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”) among McJunkin Red Man Corporation, a Delaware corporation (the “Borrower”), MRC Global Inc., as parent guarantor (the “Parent Guarantor”), the Subsidiary Guarantors named therein (the “Subsidiary Guarantors”), the lending institutions from time to time party thereto (the “Lenders”), Bank of America, N.A. as administrative agent (the “Administrative Agent”) and U.S. Bank National Association as collateral trustee, pursuant to which the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Parent Guarantor and each Subsidiary Guarantor is a direct or indirect wholly-owned Subsidiary or an Affiliate, as the case may be, of the Borrower;

WHEREAS, the proceeds of the Loans will be used in part to enable the Borrower to effect the Refinancing (as defined in the Credit Agreement) and to pay the Transaction Expenses (as defined in the Credit Agreement);

WHEREAS, the Borrower, the Parent Guarantor and each Subsidiary Guarantor (collectively, the “Guarantors” and individually, a “Guarantor”) acknowledges that it will derive substantial direct and indirect benefit from the making of the Extensions of Credit;

WHEREAS, the Borrower has executed this Guarantee as a Guarantor in respect of any Designated Hedge Agreement in respect of which a Credit Party other than the Borrower is an obligor and in order to make the acknowledgements and other agreements set forth herein; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make the initial Term Loans to the Borrower under the Credit Agreement that the Borrower and the Guarantors shall have executed and delivered this Guarantee to the Administrative Agent for the ratable benefit of the Guaranteed Parties;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make the initial Term Loans to the Borrower thereunder and to induce one or more Lender Counterparties to enter into Designated Hedge Agreements with the Borrower, the Guarantors hereby agree with the Administrative Agent, for the ratable benefit of the Guaranteed Parties, as follows:

Section 1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Security Agreement and used herein shall have the meanings given to them or given to them by reference in the Security Agreement.

(b) In this Guarantee, the following terms shall have the following meanings:

“Administrative Agent” shall have the meaning assigned to such term in the recitals hereto.

“Borrower” shall have the meaning assigned to such term in the recitals hereto.

“Collateral Trust Agreement” shall mean that certain Collateral Trust Agreement, dated as of November 9, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time) among the Parent Guarantor, the Borrower, the Subsidiary Guarantors from time to time party thereto, Bank of America, N.A. as term administrative agent and U.S. Bank National Association as collateral trustee.

“Credit Agreement” shall have the meaning assigned to such term in the recitals hereto.

“Credit/Hedge Documents” shall mean the Credit Documents and any Hedge Agreements and other documents or instruments representing or evidencing Guaranteed Obligations under any Designated Hedge Agreements.

“Designated Hedge Agreement” shall have the meaning assigned to such term in Section 20(b) hereto.

“Extensions of Credit” shall mean, collectively (1) the Loans and (2) any Designated Hedge Agreement.

“Excluded Swap Obligation” shall mean, with respect to any Guarantor, any obligation (a “Swap Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act, if, and to the extent that, all or a portion of the Guarantee of such Guarantor of such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof).

“Guarantee” shall have the meaning assigned to such term in the preamble hereto.

“Guarantee Agreement Hedge Provider Joinder” shall have the meaning assigned to such term in Section 20 hereto.

“Guaranteed Obligations” shall mean the collective reference to (i) the due and punctual payment of (x) the principal of and premium, if any, and interest at the applicable rate provided in the Credit Agreement (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding, under the Bankruptcy Code or any applicable provision of comparable state or foreign law, whether or not such interest is an allowed claim in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (y) each payment required to be made by the Borrower under the Credit Agreement, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (z) all other monetary obligations, including fees, costs, payments for early termination of Designated Hedge Agreements, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any proceeding under the Bankruptcy Code or any applicable provision of comparable state or foreign law, whether or not such interest is an allowed claim in such proceeding), of the Borrower or any other Credit Party to any of the Guaranteed Parties under the Credit Agreement and any other Credit Documents, (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Credit Documents, (iii) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each other Credit Party under or pursuant to this Guarantee or the other Credit Documents and (iv) the due and punctual payment and performance of all obligations of each Credit Party under each Designated Hedge Agreement with a Lender Counterparty, provided that in no event shall Guaranteed Obligations include Excluded Swap Obligations.

“Guaranteed Parties” shall mean, collectively, (i) the Lenders, (ii) the Administrative Agent, (iii) the Agents, (iv) each Lender Counterparty party to a Designated Hedge Agreement the obligations under which constitute Guaranteed Obligations, (v) the beneficiaries of each indemnification obligation undertaken by any Credit Party under the Credit Documents and (vi) any successors, indorsees, transferees and assigns of each of the foregoing.

“Guarantor” or “Guarantors” shall have the meaning assigned to each such term in the recitals hereto.

“Lender Counterparty” shall mean each Lender or any Affiliate of a Lender that is a counterparty to a Designated Hedge Agreement (including any Person that ceases to be a Lender (or any Affiliate thereof) (a) on the date such Lender becomes a party to the Credit Agreement or (b) as of the date such Designated Hedge Agreement was entered into.

“Lenders” shall have the meaning assigned to such term in the recitals hereto.

“Parent Guarantor” shall have the meaning assigned to such term in the recitals hereto.

“Pledge Agreement” shall mean the term loan pledge agreement, dated as of the date hereof among the Borrower, the Parent Guarantor as Parent Grantor, the Subsidiaries of the Parent Guarantor party thereto from time to time as Subsidiary Grantors, and U.S. Bank National Association as Collateral Trustee, as the same may be amended, restated or otherwise modified from time to time.

“Security Agreement” shall mean the security agreement dated as of the date hereof among the Borrower, the Parent Guarantor as Parent Grantor, the Subsidiaries of the Parent Guarantor party thereto from time to time as Subsidiary Grantors and U.S. Bank National Association as Collateral Trustee, as the same may be amended, restated or otherwise modified from time to time.

“Subsidiary Guarantor” shall have the meaning assigned to such term in the recitals hereto.

“Swap Obligation” shall have the meaning assigned to such term in the definition of “Excluded Swap Obligation”.

(c) References to “Lenders” in this Guarantee shall be deemed to include any Lender Counterparty that may from time to time enter into Designated Hedge Agreements with the Borrower.

(d) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section references are to Sections of this Guarantee unless otherwise specified. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”

(e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

Section 2. Guarantee. (a) Subject to the provisions of Section 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Administrative Agent, for the ratable benefit of the Guaranteed Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations. This is a Guarantee of payment and not collection.

(b) Anything herein or in any other Credit/Hedge Document to the contrary notwithstanding, if and to the extent required in order for the Guaranteed Obligations of any Guarantor to be enforceable under applicable federal, state and other laws relating to, among other things, the insolvency of debtors, the maximum liability of each Guarantor hereunder and under the other Credit/Hedge Documents shall in no event exceed the greatest amount that can be guaranteed by such Guarantor under such laws, after giving effect to any rights of contribution arising under Section 3. Each Guarantor acknowledges and agrees that, to the extent not prohibited by applicable law, (i) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right under such laws to reduce, or request any judicial relief that has the effect of reducing, the amount of its liability under this Guarantee, (ii) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right to enforce the limitation set forth in this Section 2(b) or to reduce, or request judicial relief reducing, the amount of its liability under this Guarantee, and (iii) the limitation set forth in this Section 2(b) may be enforced only to the extent required under such laws in order for the obligations of such Guarantor under this Guarantee to be enforceable under such laws and only by or for the benefit of a creditor, representative of creditors or bankruptcy trustee of such Guarantor or other Person entitled, under such laws, to enforce the provisions thereof.

(c) Without duplication of any indemnification to the Administrative Agent under the terms of any Credit/Hedge Document, each Guarantor agrees to indemnify, pay or reimburse any and all out-of-pocket expenses that may be paid or incurred by the Administrative Agent or any other Guaranteed Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Guaranteed Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee, in each case in accordance with the terms set forth in Sections 14.04 and 14.05 of the Credit Agreement and be bound by such provisions as if such provisions were expressly set forth herein.

(d) Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Administrative Agent or any other Guaranteed Party hereunder.

(e) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Guaranteed Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, which shall, notwithstanding any such payment or payments (other than payments made by such Guarantor in respect of the Guaranteed Obligations or payments received or collected from such Guarantor in respect of the Guaranteed Obligations), remain liable for the Guaranteed Obligations up to the maximum liability of such Guarantor hereunder until the Guaranteed Obligations under the Credit/Hedge Documents are paid in full, and the Commitments under the Credit Agreement are terminated.

(f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any other Guaranteed Party on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

Section 3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder (including by way of set-off rights being exercised against it), such Guarantor shall be entitled, subject to and upon payment in full of the Guaranteed Obligations under the Credit/Hedge Documents, to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section 3 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Guaranteed Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Guaranteed Parties for the full amount guaranteed by such Guarantor hereunder.

The obligations of the Guarantors under the Credit/Hedge Documents, including their liability for the Guaranteed Obligations and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectability or sufficiency of any right of reimbursement or contribution arising under this Section 3. The invalidity, insufficiency, unenforceability or uncollectibility of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any Guaranteed Party against any Guarantor or its property. The Guaranteed Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right. Each Guarantor reserves any and all other rights of reimbursement or contribution at any time available to it as against any other Guarantor, but (i) the exercise and enforcement of any such rights shall be subject to the terms and conditions of Section 5 hereof and (ii) neither the Administrative Agent nor any other Guaranteed Party shall ever have any duty or liability whatsoever in respect of any such right.

Section 4. Right of Set-off. In addition to any rights and remedies of the Guaranteed Parties provided by this Guarantee or by law, each Guarantor hereby irrevocably authorizes each Guaranteed Party at any time and from time to time following the occurrence and during the continuance of an Event of Default without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply against any amount due and payable by such Guarantor hereunder (whether at stated maturity, by acceleration or otherwise), any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Guaranteed Party to or for the credit or the account of such Guarantor. Each Guaranteed Party shall notify such Guarantor promptly of any such set-off and the appropriation and application made by such Guaranteed Party, provided that the failure to give such notice shall not affect the validity of such set-off and application.

Section 5. Application of Funds; No Subrogation.

(a) The Administrative Agent shall apply any payments made by the Guarantors hereunder as follows:

(i) first, to the payment of all reasonable and documented costs and expenses incurred by the Administrative Agent in connection with such collection or otherwise in connection with this Agreement, the other Credit/Hedge Documents or any of the Guaranteed Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Credit/Hedge Document on behalf of any Guarantor and any other reasonable and documented costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Credit/Hedge Document;

(ii) second, to payment of that portion of the Guaranteed Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Guaranteed Parties (including fees, disbursements and other charges of counsel arising under the Credit/Hedge Documents, ratably among them in proportion to the respective amounts described in this clause second payable to them;

(iii) third, to payment of that portion of the Guaranteed Obligations constituting accrued and unpaid interest on the Guaranteed Obligations then owing under the Credit/Hedge Documents, ratably among the Guaranteed Parties in proportion to the respective amounts described in this clause third held by them;

(iv) fourth, to payment of that portion of the Guaranteed Obligations constituting unpaid principal the Guaranteed Obligations then owing under the Credit/Hedge Documents, ratably among the Guaranteed Parties in proportion to the respective amounts described in this clause Fourth held by them;

(v) fifth, to the payment of all other Guaranteed Obligations of the Guaranteed Parties owing under or in respect of the Credit/Hedge Documents that are due and payable to the Administrative Agent and the other Guaranteed Parties on such date, ratably based upon the respective aggregate amounts of all such Guaranteed Obligations owing to the Administrative Agent and the other Guaranteed Parties on such date; and

(vi) last, the balance, if any, after all of the Guaranteed Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

(b) Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or appropriation and application of funds of any of the Guarantors by the Administrative Agent or any other Guaranteed Party, no Guarantor shall be entitled to be subrogated to any of the rights (or if subrogated by operation of law, such Guarantor hereby waives such rights to the extent permitted by applicable law)

of the Administrative Agent or any other Guaranteed Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Guaranteed Party for the payment of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the other Guaranteed Parties by the Guarantors on account of the Guaranteed Obligations under the Credit/Hedge Documents are paid in full, and the Commitments under the Credit Agreement are terminated. If any amount shall be paid to any Guarantor on account of such reimbursement or contribution rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the other Guaranteed Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Guaranteed Obligations, whether due or to become due, in such order as the Administrative Agent may determine.

Section 6. Amendments, etc. with Respect to the Guaranteed Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, (a) any demand for payment of any of the Guaranteed Obligations made by the Administrative Agent or any other Guaranteed Party may be rescinded by such party and any of the Guaranteed Obligations continued, (b) the Guaranteed Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, increased, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any other Guaranteed Party, (c) the Credit Agreement, the other Credit Documents and the Designated Hedge Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be, or, in the case of any Designated Hedge Agreement, the counterparty thereto) may deem advisable from time to time, and (d) any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any other Guaranteed Party for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any other Guaranteed Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for this Guarantee or any property subject thereto.

Section 7. Guarantee Absolute and Unconditional; Waiver of Rights. (a) Each Guarantor waives any and all notice of the creation, contraction, incurrence, renewal, extension, amendment, waiver or accrual of any of the Guaranteed Obligations, and notice of or proof of reliance by the Administrative Agent or any other Guaranteed Party upon this Guarantee or acceptance of this Guarantee; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, waived or accrued, in reliance upon this Guarantee; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Guaranteed Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. To the fullest extent permitted by applicable law, each Guarantor waives diligence, promptness, presentment, protest and notice of protest, demand for payment or performance, notice of default or nonpayment, notice of acceptance and any other notice to or upon the Borrower or any Guarantor in respect of the Guaranteed Obligations or any part of them, and any defense arising by reason of any disability or other defense of the Borrower or any of the Guarantors with respect to the Guaranteed Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any other Credit Document, any Designated Hedge Agreement, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Guaranteed Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by the Borrower or any other Person against any Guaranteed Party or (c) any other circumstance whatsoever (with or without notice to or knowledge of such Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any other Guaranteed Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any Guarantor or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Guaranteed Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any other Guaranteed Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

(b) This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof and shall inure to the benefit of the Administrative Agent and the other Guaranteed Parties and their respective successors, indorsees, transferees and assigns until all Guaranteed Obligations under the Credit/Hedge Documents (other than any contingent indemnity obligations as to which no claim shall have been asserted) shall have been satisfied by payment in full, and the Commitments under the Credit Agreement shall be terminated, notwithstanding that from time to time during the term of the Credit/Hedge Documents the Credit Parties may be free from any Guaranteed Obligations.

(c) A Guarantor shall automatically be released from its obligations hereunder and the Guarantee of such Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Guarantor becomes or is otherwise designated as an “Excluded Subsidiary” (within subclauses (b), (c), (e), (g), (k) or (l) of the Credit Agreement’s definition thereof), ceases to be a Subsidiary of the Parent or otherwise ceases to be a Credit Party.

Section 8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Guaranteed Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

Section 9. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars in immediately available funds at the Administrative Agent’s Office.

Section 10. Representations and Warranties; Covenants. (a) Each Guarantor hereby makes the following representations and warrants as of the Closing Date, or, if later, as of the date such Guarantor becomes a party hereto in accordance with Section 19, and the Administrative Agent and each other Guaranteed Party shall be entitled to rely on each of them as set forth herein:

(i) such Guarantor (x) is a duly organized and validly existing corporation or other entity in good standing under the laws of the jurisdiction of its organization (to the extent such jurisdiction provides for the designation of entities organized and incorporated thereunder as existing in good standing) and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (y) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified, except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect;

(ii) such Guarantor (x) has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit/Hedge Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit/Hedge Documents to which it is a party, (y) has duly executed and delivered this Agreement, which constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity and (z) is in compliance with all laws, orders, writs and injunctions except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(iii) neither the execution, delivery or performance by such Guarantor of the Credit/Hedge Documents to which it is a party nor compliance with the terms and provisions thereof nor the consummation of the transactions contemplated hereby or thereby will (x) contravene any material provision of any Applicable Law applicable to such Guarantor, (y) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Guarantor (other than Liens created under the other Security Documents to which it is a party) pursuant to the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Guarantor is a party or by which it or any of its property or assets is bound or (z) violate any provision of the Organizational Documents of such Guarantor;

(iv) there are no actions, suits, arbitrations or proceedings (including Environmental Claims) pending or, to the knowledge of such Guarantor, threatened with respect to such Guarantor that could reasonably be expected to result in a Material Adverse Effect or a Material Adverse Change;

(v) such Guarantor is not engaged principally, as one or more of its important activities, in the business of extending credit for the purpose of purchasing any “margin stock” as defined in Regulation U;

(vi) the execution, delivery and performance of each Credit/Hedge Document to which it is a party does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (x) such as have been obtained or made and are in full force and effect, (y) filings and recordings in respect of the Liens created pursuant to the other Security Documents to which such Guarantor is a party and (z) such licenses, approvals, authorizations or consents the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect;

(vii) such Guarantor is not an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended;

(viii) such Guarantor has filed all federal and state income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all income and other material Taxes payable by it that have become due, other than those (x) not yet delinquent or (y) contested in good faith as to which adequate reserves have been provided in accordance with GAAP, except, in each case, which could not reasonably be expected to result in a Material Adverse Effect;

(ix) on the Closing Date (both before and after giving effect to the Transactions), immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loans, the Parent and its Subsidiaries, taken as a whole, will be Solvent;

(x) such Guarantor (x) is not, nor is owned or controlled by Persons that are, the subject of any Sanctions, or, to the extent prohibited by Sanctions, located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan and Syria), (y) is not engaged in any unauthorized dealings or transactions with any Person that is the subject of Sanctions, or, to the extent prohibited by Sanctions, with any Person located, organized or resident in a country or territory that is the subject of Sanctions or (z) is in compliance, in all material respects, with Sanctions;

(xi) such Guarantor is in compliance, in all material respects, with the requirements of the PATRIOT Act;

(xii) such Guarantor and its directors, officers, and, to the knowledge of such Guarantor, any agents, employees and persons acting on behalf of such Guarantor have, within five years prior to the date of this Agreement, complied with, are now in compliance with, and will comply with, the U.S. Foreign Corrupt Practices Act of 1977, as amended, and all other Applicable Laws relating to anti-corruption;

(xiii) the Security Agreement and the Pledge Agreement, upon execution and delivery thereof by the parties thereto, in each case, will create in favor of the Collateral Trustee, for the ratable benefit of the Guaranteed Parties, a legal, valid and enforceable security interest in the Collateral and the proceeds thereof and (x) when the Pledged Shares (as defined in the Pledge Agreement), if any, are delivered to the Collateral Trustee together with undated stock powers or allonges, as the case may be, for each item of Pledged Shares executed in blank by a duly authorized officer of such Guarantor, the Lien created under the Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of such Guarantor in such Pledged Shares to the extent that a security interest in such Pledged Shares may be perfected by the delivery of such Pledged Shares to the Collateral Trustee together with undated stock powers or allonges, as the case may be, for each item of Pledged Shares executed in blank by a duly authorized officer of the pledgor thereof, in each case prior and superior in right to any other Person and (y) when financing statements in appropriate form are duly filed in the offices specified on Schedule 8.21 to the Credit Agreement to the extent such filings relate to Collateral pledged by such Guarantor, the Lien created under the other Security Documents will constitute a fully perfected Lien on, and security interest in, all right, title and interest of such Guarantor in such Collateral in which a security interest may be perfected by the filing of financing statements under the UCC, in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 10.02 of the Credit Agreement, and subject to the terms of the Intercreditor Agreement; and

(xiv) upon the recordation of each of the Copyright Security Agreement, Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office, together with the financing statements in appropriate form filed in the offices specified on Schedule 8.21 of the Credit Agreement as such filings relate to Collateral pledged by such Guarantor, (i) the Lien created under the Copyright Security Agreement in the Copyrights shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of such Guarantor in such Copyrights, (ii) the Lien created under the Patent Security Agreement in the Patents shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of such Guarantor in the Patents pledged by such Guarantor, and (iii) the Lien created under the Trademark Security Agreement in the Trademarks shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of such Guarantor in the Trademarks pledged by such Guarantor, in each case, in which a security interest may be perfected by filing in the United States and its territories and possessions, in each case prior and superior in right to any other Person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks and patents, trademark and patent applications and registered copyrights acquired by such Guarantor after the date hereof).

(b) Without duplication of any indemnification obligations of such Guarantor under the terms of any Credit/Hedge Document, each Guarantor hereby covenants and agrees with the Administrative Agent and each other Guaranteed Party that, from and after the date of this Guarantee until the Obligations under the Credit/Hedge Documents are paid in full, and the Commitments are terminated, such Guarantor shall reimburse, indemnify and hold harmless each Agent-Related Person (as defined in the Credit Agreement) pursuant to Sections 14.04 and 14.05 of the Credit Agreement and be bound by such provision as if such provisions were expressly set forth herein.

Section 11. Authority of the Administrative Agent. (a) The Administrative Agent enters into this Guarantee in its capacity as agent for the Guaranteed Parties from time to time. The rights and obligations of the Administrative Agent under this Guarantee at any time are the rights and obligations of the Guaranteed Parties at that time. Each of the Guaranteed Parties has (subject to the terms of the Credit/Hedge Documents) a several entitlement to each such right, and a several liability in respect of each such obligation, which in the case of the Lenders shall be in the proportions described in the Credit Documents. The rights, remedies and discretions of the Guaranteed Parties, or any of them, under this Guarantee may be exercised by the Administrative Agent and, as between the Administrative Agent and the Guarantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Guaranteed Parties with full and valid authority so to act or refrain from acting. No party to this Guarantee is obliged to inquire whether an exercise by the Administrative Agent of any such right, remedy or discretion is within the Administrative Agent’s authority as agent for the Guaranteed Parties. All powers, authorizations and agencies contained in this Guarantee are coupled with an interest and are irrevocable until this Guarantee is terminated.

(b) Each party to this Guarantee acknowledges and agrees that any changes (in accordance with the provisions of the Credit/Hedge Documents) in the identity of the persons from time to time comprising the Guaranteed Parties gives rise to an equivalent change in the Guaranteed Parties, without any further act. Upon such an occurrence, the persons then comprising the Guaranteed Parties are vested with the rights, remedies and discretions and assume the obligations of a Guaranteed Party under this Guarantee. Each party to this Guarantee irrevocably authorizes the Administrative Agent to give effect to the change in Guaranteed Party contemplated in this Section 11(b) by countersigning an Assignment and Acceptance.

Section 12. Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 14.02 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower at the Borrower’s address set forth on Schedule 14.02 to the Credit Agreement.

Section 13. Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Guarantee signed by all the parties shall be lodged with the Administrative Agent and the Borrower.

Section 14. Severability. Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 15. Integration. This Guarantee, together with the other Credit/Hedge Documents, represents the agreement of each Guarantor, the Administrative Agent and the other Guaranteed Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any other Guaranteed Party relative to the subject matter hereof and thereof not expressly set forth or referred to herein or in the other Credit/Hedge Documents.

Section 16. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in accordance with Section 14.01 of the Credit Agreement.

(b) Neither the Administrative Agent nor any other Guaranteed Party shall by any act (except by a written instrument pursuant to Section 16(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Guaranteed Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Guaranteed Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or any such Guaranteed Party would otherwise have on any future occasion.

(c) The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

Section 17. Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 18. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns; provided, that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Administrative Agent.

Section 19. Additional Guarantors. Each Subsidiary of the Borrower that is required to become a party to this Guarantee pursuant to Section 9.12 of the Credit Agreement shall become a Guarantor, with the same force and effect as if originally named as a Guarantor herein, for all purposes of this Guarantee upon execution and delivery by such Subsidiary of a written supplement substantially in the form of Annex A hereto. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guarantee shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee.

Section 20. Lender Counterparties. Each Lender Counterparty, by delivery of a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and the applicable Credit Party, or as otherwise agreed by the Administrative Agent and such Credit Party (any such agreement a “Guarantee Agreement Hedge Provider Joinder”) shall:

(a) acknowledge and consent to the terms of the Intercreditor Agreement and the Collateral Trust Agreement;

(b) agree that, by executing and delivering to the Administrative Agent the Guarantee Agreement Hedge Provider Joinder, such Lender Counterparty, with respect to each Hedge Agreement executed by such Lender Counterparty with a Credit Party that expressly designates that such Hedge Agreement will be subject to the terms of the Guarantee Agreement Hedge Provider Joinder (each such Hedge Agreement, a “Designated Hedge Agreement”), (i) shall be bound by (x) the provisions of this Guarantee Agreement as a “Guaranteed Party” hereunder and (y) the Security Agreement and the Pledge Agreement as a “Secured Party” thereunder and (ii) accepts the rights and obligations with respect to the foregoing;

(c) agree to be bound by Article 13 of the Credit Agreement (including, without limitation, with respect to the release of Liens in connection with any transaction permitted under the Credit Agreement and the application of funds following the exercise of remedies thereunder); and

(d) agree to reimburse, indemnify and hold harmless each Agent-Related Person (as defined in the Credit Agreement) pursuant to Section 13.07 of the Credit Agreement and be bound by such provision as if such provision was expressly set forth herein.

Section 21. Acknowledgments. Each Guarantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Credit Documents to which it is a party;

(b) no Guaranteed Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guarantee or any of the other Credit Documents, and the relationship between the Guarantors, on the one hand, and the Guaranteed Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guaranteed Parties or among the Guarantors and the Guaranteed Parties.

Section 22. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 23. Submission to Jurisdiction; Waivers; Service of Process. Each Guarantor hereby irrevocably and unconditionally:

(i) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor in care of the Borrower at the Borrower’s address set forth on Schedule 14.02 to the Credit Agreement, and such Guarantor hereby irrevocably authorizes and directs the Borrower to accept such service on its behalf;

(iv) agrees that nothing herein shall affect the right of the Administrative Agent or any other Guaranteed Party to effect service of process in any other manner permitted by law or shall limit the right of the Administrative Agent or any other Guaranteed Party to sue in any other jurisdiction; and

(v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 23 any special, exemplary, punitive or consequential damages.

Section 24. GOVERNING LAW. THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

MRC GLOBAL INC., as Guarantor

By:	/s/ James E. Braun
	Name:	James E. Braun
	Title:	Executive Vice President and Chief Financial Officer

MIDWAY-TRISTATE CORPORATION, as Guarantor

By:	/s/ James E. Braun
	Name:	James E. Braun
	Title:	Executive Vice President and Chief Financial Officer

GREENBRIER PETROLEUM CORPORATION, as Guarantor

By:	/s/ James E. Braun
	Name:	James E. Braun
	Title:	Executive Vice President and Chief Financial Officer

MCJUNKIN RED MAN DEVELOPMENT CORPORATION, as Guarantor

By:	/s/ James E. Braun
	Name:	James E. Braun
	Title:	Executive Vice President and Chief Financial Officer

MILTON OIL & GAS COMPANY, as Guarantor

By:	/s/ James E. Braun
	Name:	James E. Braun
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Term Guarantee]

MRC MANAGEMENT COMPANY, as Guarantor

By:	/s/ James E. Braun
	Name:	James E. Braun
	Title:	Executive Vice President and Chief Financial Officer

RUFFNER REALTY COMPANY, as Guarantor

By:	/s/ James E. Braun
	Name:	James E Braun
	Title:	Executive Vice President and Chief Financial Officer

THE SOUTH TEXAS SUPPLY COMPANY, INC., as Guarantor

By:	/s/ James E. Braun
	Name:	James E. Braun
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Term Loan Guarantee]

Acknowledged and agreed, including as a Guarantor as provided herein:

MCJUNKIN RED MAN CORPORATION

By:	/s/ James E. Braun
	Name:	James E. Braun
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Term Loan Guarantee]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Erik M. Truette
	Name:	Erik M. Truette
	Title:	Assistant Vice President

[Signature Page to Term Loan Guarantee]

ANNEX A TO THE

TERM LOAN GUARANTEE

SUPPLEMENT NO. [    ] dated as of [            201[    ] (this “Supplement”), to the TERM LOAN GUARANTEE dated as of November 9, 2012 among each of the Guarantors listed on the signature pages thereto (each such subsidiary individually, a “Guarantor” and, collectively, the “Guarantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the lenders from time to time parties to the Credit Agreement referred to below.

A. Reference is made to the Term Loan Credit Agreement, dated as of November 9, 2012 (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among McJunkin Red Man Corporation, a Delaware corporation (the “Borrower”), MRC Global Inc. as parent guarantor, the other guarantors party thereto, the lending institutions from time to time party thereto (the “Lenders”), Bank of America, N.A. as administrative agent and U.S. Bank National Association as collateral trustee.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee.

C. The Guarantors have entered into the Guarantee in order to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their Loans to the Borrower under the Credit Agreement and to induce one or more Lenders or affiliates of Lenders to enter into Designated Hedge Agreements with the Borrower. Section 9.12 of the Credit Agreement and Section 19 of the Guarantee provide that additional Subsidiaries of the Borrower may become Guarantors under the Guarantee by execution and delivery of an instrument in the form of this Supplement. Each undersigned Subsidiary (each a “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee in order to induce the Guaranteed Parties to make additional Extensions of Credit and as consideration for Extensions of Credit previously made.

Accordingly, the Administrative Agent and each New Guarantor agree as follows:

SECTION 1. In accordance with Section 19 of the Guarantee, each New Guarantor by executing and delivering this Supplement becomes a Guarantor under the Guarantee with the same force and effect as if originally named therein as a Guarantor, and, without limiting the generality of the foregoing, each New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof (after giving effect to this Supplement). Each reference to a Guarantor in the Guarantee shall be deemed to include each New Guarantor. The Guarantee is hereby incorporated herein by reference.

SECTION 2. Each New Guarantor represents and warrants to the Administrative Agent and the other Guaranteed Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Supplement shall become effective as to each New Guarantor when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Guarantor and the Administrative Agent.

SECTION 4. Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Guarantee, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All notices, requests and demands pursuant hereto shall be made in accordance with Section 14.02 of the Credit Agreement. All communications and notices hereunder to each New Guarantor shall be given to it in care of the Borrower at the Borrower’s address set forth on Schedule 14.02 to the Credit Agreement.

SECTION 8. Without duplication of any indemnification to the Administrative Agent under the terms of any Credit/Hedge Document, each New Guarantor agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Administrative Agent (limited to the reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to the Administrative Agent and the other Guaranteed Parties, taken as a whole, and if necessary of one local counsel in each relevant jurisdiction and of special counsel and, in the event of any actual or potential conflict of interest, one additional counsel for each Guaranteed Party subject to such conflict).

2

IN WITNESS WHEREOF, each New Guarantor and the Administrative Agent have duly executed this Supplement to the Guarantee as of the day and year first above written.

as a New Guarantor

By:
Name:
Title:

Bank of America, N.A., as Administrative Agent

By:
Name:
Title: